SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                         1-10434              13-1726769
 (State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation or organization)           Number)        Identification Number)



                 Pleasantville, New York                10570-7000
        (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (914) 238-1000





                                                        Page 1 of 32 pages.


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ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Furnished herewith are the following:

           Number                   Description

            99.1 The Reader's Digest Association, Inc.'s news release, issued on January 28, 2004, relating to earnings.

            99.2    Remarks delivered by Thomas O. Ryder,
                    Chairman and Chief Executive Officer, to analysts and investors on January 28, 2004.

            99.3    Remarks delivered by Robert E. Raymond,
                    Senior Vice President and President, Consumer
                    Business Services, to analysts and investors on January 28, 2004.

            99.4    Remarks delivered by Michael S. Geltzeiler,
                    Senior Vice President and Chief Financial
                    Officer, to analysts and investors on January
                    28, 2004.

ITEM 9.    Regulation FD Disclosure.

      Furnished herewith are the following:

      Remarks delivered to analysts and investors by Thomas O.
      Ryder, Chairman and Chief Executive Officer, on January 28,
      2004 (Exhibit 99.2)

      Remarks delivered to analysts and investors by Robert E.
      Raymond, Senior Vice President and President, Consumer
      Business Services, on January 28, 2004 (Exhibit 99.3)

      Remarks delivered to analysts and investors by Michael S.
      Geltzeiler, Senior Vice President and Chief Financial
      Officer, on January 28, 2004 (Exhibit 99.4)

      See also Item 12 of this Current Report on Form 8-K.

      The information contained in this Item 9, including the exhibits furnished with this Current Report on Form 8-K, shall not be deemed to be "filed" for the purposes of
      Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 12.   Results of Operations and Financial Condition.

      Furnished herewith are the following:

      The Reader's Digest Association, Inc.'s news release, issued on January 28, 2004, relating to earnings (Exhibit 99.1)

      The information contained in this Current Report on Form 8-K under this Item 12, including the exhibits furnished herewith, is being furnished under this Item 12 and is also intended to be furnished under Item 9 "Regulation FD Disclosure." Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  January 28, 2004
                                    /s/   MICHAEL S. GELTZEILER
                                     Michael S. Geltzeiler
                                   Senior Vice President and
                                    Chief Financial Officer

                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The Reader's Digest Association, Inc.'s news release, issued on January 28, 2004, relating to earnings.

  99.2      Remarks delivered by Thomas O. Ryder, Chairman and
            Chief Executive Officer, to analysts and investors on January 28, 2004.

  99.3      Remarks delivered by Robert E. Raymond, Senior Vice
            President and President, Consumer Business Services, to analysts and investors on January 28, 2004.

  99.4      Remarks delivered by Michael S. Geltzeiler, Senior
            Vice President and Chief Financial Officer, to analysts and investors on January 28, 2004.